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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 22, 2002


                                SAKS INCORPORATED
                                -----------------
               (Exact Name of Registrant as Specified in Charter)




      Tennessee                  1-13113                   62-0331040
  -----------------          ---------------           ------------------
   (State or Other            (Commission                (IRS Employer
   Jurisdiction of            File Number)               Identification No.)
   Incorporation)

                750 Lakeshore Parkway, Birmingham, Alabama 35211
          ------------------------------------------------------------
         (Addresses of Principal Executive Offices, including Zip Code)

                                 (205) 940-4000
                        --------------------------------
              (Registrant's Telephone Number, including Area Code)

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Item 5.  Other Events.
------   ------------

         On January 18, 2002, Moody's Investors Service, Inc. lowered its rating of Saks Incorporated's senior debt from Ba2 with a negative outlook to B1 with a stable outlook.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SAKS INCORPORATED

                                            By: /s/ Charles J. Hansen
                                                ------------------------------
                                                Name:  Charles J. Hansen
                                                Title: Senior Vice President and
                                                       Deputy General Counsel

Date: January 22, 2002